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                                                                    EXHIBIT 10.9

                              EMPLOYMENT AGREEMENT


         THIS EMPLOYMENT AGREEMENT (this "Agreement") is made as of September 17, 1999, by and between ESPERNET.COM, INC., a Delaware corporation with a place of business at 383 West 12th Street, New York, NY 10014 (the "Company") and STEVEN F. DEMAR, an individual residing at 1925 North Halsted, Chicago, IL 60614 (the "Employee").

                                    RECITALS

         A. The Company has acquired from the Employee all of the issued and outstanding shares of capital stock of InfoRamp, Inc., an Illinois corporation ("InfoRamp"), pursuant to a Stock Exchange Agreement made as of June 30, 1999, by and among the Company, Employee and InfoRamp (the "Stock Exchange Agreement").

         B. The Company is an Internet Service Provider ("ISP") engaged in the business of providing Internet access and services, web hosting, web design and Internet related services and support.

         C. As a condition to the consummation of the Stock Exchange Agreement, the parties have agreed to enter into an employment relationship, in accordance with the terms and conditions of this Agreement.

         D. The Company wishes to employ Employee subject to the terms and conditions of this Agreement, and Employee wishes to accept such employment subject to the terms and conditions of this Agreement.

         E. The giving of the covenants contained herein is a condition precedent to the employment of Employee, and Employee acknowledges that the execution of this Agreement and the entering into of these covenants is an express condition of Employee's employment and other benefits conferred upon him by this Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements herein set forth, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

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         1. Employee's Duties and Responsibilities.

                  1.1 Company hereby agrees to employ Employee, and Employee agrees to enter the employ of Company for the term of employment as provided in
Section 2. Employee shall perform such duties from time to time and at such place or places as the Company shall designate as appropriate and necessary in connection with such employment. It is recognized that the Employee shall continue to work within 25 miles of his residence in Chicago, Illinois and shall travel to the extent that the Employee reasonably deems necessary to fulfill his duties hereunder. Employee shall serve in the capacity of Vice President - Midwest Region and Vice President - Marketing and Sales and a member of the Council of Presidents and Board of Directors of the Company.

                  1.2 Employee will, to the best of Employee's reasonable ability, devote his reasonable best efforts to the performance of his duties hereunder and the business and affairs of the Company; provided, however, notwithstanding the foregoing, Employee shall be entitled to expend reasonable time and attention to the businesses set forth on Appendix III. Employee agrees to perform such duties as may be assigned to Employee by or on the authority of the Company's Board of Directors from time to time; provided, however, Employee shall not be requested or required to perform duties which are not commensurate with duties assigned to other senior executives of the Company or which are not commensurate with the job titles and capacities enumerated in Section 1.1.

                  1.3 Employee will duly, punctually and faithfully perform and observe any and all rules and regulations which the Company may now or shall hereafter establish governing the conduct of its business of general applicability to the Company's most senior executives.

         2. Term of Employment.

                  2.1 The employment of the Employee by the Company shall be for the period commencing on the date of the Company's initial public offering (the "IPO") of its common stock (the "Starting Date") and expiring on the third anniversary of the Starting Date (the "Expiration Date"), unless such employment shall have been extended or sooner terminated as hereinafter set forth. Employee's employment with the Company may be terminated at any time as provided in Section 2.2.

                  2.2 The Company shall have the right, on written notice to Employee, to terminate Employee's employment:

                           (a) immediately at any time for cause, as determined
under Section 2.3;

                           (b) at any time upon the mutual written agreement of
the parties hereto;

                           (c) immediately upon Employee's death;


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                           (d) immediately upon Employee's Total Disability (as
defined in Section 2.5); or

                           (e) upon not less than 30 days' advance written
notice from Employee of Employee's desire to terminate this Agreement; provided, however, that, following such notice, the Company shall have the right to terminate Employee's employment immediately.

                  2.3 Employee's employment may be terminated by the Company upon written notice to Employee at any time for any of the following reasons, each of which shall constitute "cause":

                           (a) any material breach of this Agreement by Employee
which is not cured within 20 days after written notice by the Company;

                           (b) Employee's fraud, embezzlement, dishonesty or
unlawful acts in connection with the business of the Company or its Affiliates;

                           (c) Employee's conviction for any felony or material
misdemeanor; or

                           (d) Employee's substantial and continuing willful
failure to perform, or grossly negligent performance of, the legal and ethical duties of Employee's position and consistent with other senior executives of the Company, which failure or performance is not cured within twenty (20) days after written notice by the Company.

                  2.4 The term "Date of Termination" shall mean the earlier of
(i) the Expiration Date or (ii) if the Employee's employment is terminated (A) by his death, the date of his death, or (B) for any other reason, the date on which such termination is to be effective pursuant to the notice of termination given by the party terminating the employment relationship. For all purposes of this Agreement, references to the "term" of the Employee's employment hereunder shall mean the period commencing on the Starting Date and ending on the Date of Termination.

                  2.5 "Total Disability" means having a physical or mental condition has rendered Employee incapable of substantially performing his material duties and responsibilities with the Company after a consecutive period of six months. Determination of a Total Disability will be made by a physician selected by the Company. If the determination of such physician differs from the opinion as to disability of the Employee's physician, the two physicians shall select a third physician, whose determination shall be binding on both parties.

         3. Compensation.

                  3.1 Salary. Employee shall receive a salary of $150,000.00 per annum (the annual rate of salary in effect from time to time being referred to as the "Salary"). Salary shall be payable in accordance with the Company's standard payroll policies as in effect from time to time, but in no


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event less frequently than monthly. Except as otherwise provided in this
Agreement, the Salary shall be prorated for any period of service less than a full year.

                  3.2 Performance Bonus. As additional compensation for his services during the term of his employment hereunder, the Company shall pay the Employee with respect to each fiscal year of the Company, determined in accordance with Appendix I hereto, the performance bonus amounts, if any, determined as set forth in said Appendix I (the "Performance Bonus Plan"). The performance bonus shall be paid in accordance with the Company's policies for payment thereof to its senior executives but in no event later than thirty (30) days after the end of each fiscal year.

                  3.3 Stock Option. Subject to all of the terms and provisions hereof, the Company shall grant to the Employee the stock option specified in Appendix II hereto (the "Stock Option").

                  3.4 Automobile Allowance. The Company shall pay the Employee a monthly automobile allowance of $800.00.

                  3.5 Vacation. Employee shall be entitled to vacation in accordance with the Company's consistently applied policies for its most senior executives but in no event less than four (4) weeks per annum.

                  3.6 Sick and Holiday Days. Employee shall be entitled to sick and holiday days in accordance with the Company's consistently applied policies for its most senior executives.

                  3.7 Fringe Benefits. Employee shall be entitled to participate in benefits under the Company's benefit plans and arrangements, including, without limitation, any employee benefit plan or arrangement made available in the future by the Company to its senior executives, subject to and on a basis consistent with the terms, conditions, and overall administration of such plans and arrangements. The Company shall have the right to amend or delete any such benefit plan or arrangement made available by the Company to its senior executives and not otherwise specifically provided for herein.

                  3.8 Expenses. The Company shall reimburse Employee for reasonable out-of-pocket expenses incurred in connection with the Company's business and the performance of his duties hereunder, subject to (i) such policies as the Board may from time to time establish, (ii) Employee furnishing the Company with evidence in the form of receipts satisfactory to the Company substantiating the claimed expenditures, (iii) Employee receiving advance approval from the Board in case of expenses (or a series of related expenses) in excess of $5,000.

         4. Compensation upon Termination.

                  4.1 Death. Notwithstanding any other provision of this Agreement, if the Employee's employment shall be terminated by reason of his death, the Company shall pay or provide to such person or entity as the Employee shall have designated in a notice filed with the Company,


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or, if no such person or entity shall have been designated, to his estate: (a)
his full Salary through the Date of Termination at the rate in effect at the time of his death; and (b) the Prorated Performance Bonus (as defined in the Performance Bonus Plan), if any.

                  4.2 Incapacity. Notwithstanding any other provision of this Agreement, if the Employee's employment shall be terminated by reason of his incapacity: (a) the Company shall continue to pay or provide the Employee his full Salary through the Date of Termination at the rate in effect at the time the notice of termination is given; and (b) the Prorated Performance Bonus, if any.

                  4.3 Cause. Notwithstanding any other provision of this Agreement, if the Company shall terminate the Employee's employment for cause, the Company shall have no further obligations to the Employee under this Agreement other than his pro rata Salary and the through the Date of Termination.

                  4.4 Without Cause. Notwithstanding any other provision of this Agreement, if the Company shall terminate the Employee's employment other than pursuant to Section 2.2 hereof or if the Employee elects to terminate his employment pursuant to Section 2.2(e) due to (a) Company's breach of its obligations hereunder, (b) constructive discharge of Employee, or (c) a change in control of the Company, then the company shall pay to the Employee: (i) his full Salary through the earlier of (A) one year from the Date of Termination or
(B) the Expiration Date, at the rate in effect at the time notice of termination is given; and (ii) a prorated Performance Bonus, if any.

                  4.5 Post-Termination Obligations Generally. In the event the Employee's employment shall terminate by reason of the expiration of the term of this Agreement: the Company shall pay to the Employee (a) his Performance Bonus, if any, with respect to the fiscal year ending on or prior to the Expiration Date and (b) the Prorated Performance Bonus, if any, for that portion of the fiscal year through the Expiration Date. Except as expressly set forth in the preceding sentence and in the Stock Option, the Company shall have no further obligations to the Employee following expiration of the term of this Agreement. In the event of the termination of the Employee's employment other than by expiration of the term of this Agreement, the Company shall have no obligation to the Employee except as otherwise specifically provided in this Section 4 and in the Stock Option, and performance by the Company thereof shall constitute full settlement of any claim that the Employee may have against the Company or any of its shareholders, subsidiaries or Affiliates on account of such termination.

         5. Other Activities During Employment. Except for any outside employment and directorships currently held by Employee, as listed on Appendix III attached hereto, and except with the prior written consent of the Company's Board of Directors, which consent shall not be unreasonably withheld, Employee will not during the term of this Agreement undertake or engage in any other employment, occupation or business enterprise other than one in which Employee is an inactive investor.


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         6. Former Employers. Employee represents that the execution and delivery of this Agreement and Employee's employment with the Company does not violate any previous employment agreement or other contractual obligation of Employee. Employee represents and agrees that any and all employment agreements to which Employee is or was a party (the "Employment Agreements") have been terminated and Employee has obtained releases with respect to said Employment Agreements. Employee also represents and agrees that Employee has not used or disclosed, and will not use or disclose, to the Company any information, whether confidential, proprietary, or otherwise, which Employee has in Employee's possession and which Employee is not legally free to use or disclose.

         7. Confidential and Proprietary Information. Employee agrees that as a condition to Employee's employment that he will never disclose, directly or indirectly, to any other firm or person any of Company's or its Affiliates' confidential or proprietary information including customer lists, trade secrets, and know-how relating to its or their business. Confidential or proprietary information shall not include any information which is or hereafter comes in the public domain or is or becomes generally known or available in the industry through no act of Employee prohibited by this Agreement.

         8. Non-Compete and Non-Solicitation Agreement.

                  8.1 Employee recognizes that (a) the Company and its Affiliates have spent substantial money, time and effort developing and solidifying their relationships with their customers and in developing their confidential information; (b) customer relationships have been difficult to develop and required a significant investment of Company time, effort and expense; (c) the Company pays its employees to, among other things, develop and preserve business information, customer goodwill and customer loyalty for and on behalf of the Company; and (d) the Company is hereby agreeing to employ and pay Employee based upon Employee's assurances and promises contained herein not to misappropriate the goodwill of the Company's customers and not to put herself in a position during or following Employee's employment with the Company in which the confidentiality of the Company's confidential and proprietary information as described in Section 7 might somehow be compromised. Accordingly, Employee covenants and agrees that for a period ending on the later of (i) two years from the date hereof or (ii) one year after termination of Employee's employment hereunder (the "Non-Compete Period"), regardless of whether Employee's termination of employment, if any, is with or without cause, neither Employee nor any entity controlled by or under common control with Employee shall (x) engage in, or have any direct or indirect interest in any other person, firm, corporation, or other entity engaged in any material business activities engaged in by the Company on the Date of Termination, or (y) become an employee, director, advisor, consultant, independent contractor, or agent of any such person, firm, corporation or other entity, except with the Company's prior written consent.


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                  8.2 Employee further covenants that he shall not (a) solicit, cause or induce or attempt to solicit, cause or induce any present or future employee of the Company or its Affiliates (i.e., any person employed by the Company or its Affiliates (or their successors) at any time from and including the date hereof through the Date of Termination) to leave the employ of the Company or its Affiliates (or their successors), (b) cause or induce or attempt to cause or induce any present or future client ("Present or Future Client") of the Company or its Affiliates (or their successors) (i.e., any person or entity which is a client of the Company or its Affiliates (or their successors) at any time from and including the date hereof through the Date of Termination) to reduce or sever its affiliation with the Company or its Affiliates (or their successors) with respect to a material business of the Company or its Affiliates engage in on the Date of Termination, or (c) solicit, attempt to solicit or accept business relating to the material business of the Company or its Affiliates engaged in by the Company on the Date of Termination from any Present or Future Client of the Company or its Affiliates (or their successors).

                  8.3 Employee recognizes and agrees that the restraints contained in Sections 8.1 and 8.2 are reasonable and enforceable in view of the legitimate interests of the Company and its Affiliates in protecting their confidential information and customer goodwill, and that the limitations contained therein on the duration and geographic scope of, and activities prohibited by, such restraints are reasonable and binding upon Employee.

                  8.4 The covenants contained in this Section 8 shall be deemed to be a series of separate covenants, one for each aspect of the Company's businesses and locations. Each separate covenant shall hereinafter be referred to as a "Separate Covenant."

                  8.5 If any court or tribunal of competent jurisdiction shall refuse to enforce one or more of the Separate Covenants because the time limit applicable thereto is deemed unreasonable, it is expressly understood and agreed that such Separate Covenant or Separate Covenants shall not be void but that for the purpose of such proceedings such time limitation shall be deemed to be reduced to the extent necessary to permit the enforcement of such Separate Covenant or Separate Covenants.

                  8.6 If any court or tribunal of competent jurisdiction shall refuse to enforce any or all of the Separate Covenants because, taken together, they are more extensive (whether as to geographic area, scope of business, or otherwise) than is deemed to be reasonable, it is expressly understood and agreed between the parties that such Separate Covenant or Separate Covenants shall not be void but that for the purpose of such proceedings the restrictions contained therein (whether as to geographic area, scope of business or otherwise) shall be deemed to be reduced to the extent necessary to permit the enforcement of such Separate Covenant or Separate Covenants.

                  8.7 Nothing contained herein shall restrict Employee from owning 5% or less of the corporate securities of any entity in competition with the Company's businesses,


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which securities are listed on any national securities exchange or authorized for listing on the NASDAQ National Market, if Employee has no other connection or relationship, direct or indirect, with the issuer of such securities.

         9. Survival. Employee's obligations under the provisions of Sections 7, 8, 9, 10 and 14 of this Agreement (as modified by Section 10, if applicable) shall survive the expiration or termination of Employee's employment (whether through Employee's resignation or otherwise) with the Company.

         10. Assignment. This Agreement and the rights and obligations of the parties hereto shall bind and inure to the benefit of any successor or successors of the Company by reorganization, merger or consolidation and any assignee of all or substantially all of its business and properties. Notwithstanding any other provision of this Agreement, and properties, but, except as to any such successor or assignee of the Company, neither this Agreement nor any rights or benefits hereunder may be assigned by the Company or by Employee.

         11. Interpretation. IT IS THE INTENT OF THE PARTIES THAT in case any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. MOREOVER, IT IS THE INTENT OF THE PARTIES THAT in case any one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to duration, geographical scope, activity or subject, such provision shall be construed by limiting and reducing it as determined by a court of competent jurisdiction, so as to be enforceable to the extent compatible with applicable law.

         12. Notices. Any notice which the Company is required or may desire to give Employee shall be given by personal delivery or registered or certified mail, return receipt requested, addressed to Employee at Employee's address of record with the Company, or at such other place as Employee may from time to time designate in writing. Any notice which Employee is required or may desire to give to the Company hereunder shall be given by personal delivery or by registered or certified mail, return receipt requested, addressed to the Company at its principal office, or at such other office as the Company may from time to time designate in writing. The date of personal delivery or the date of mailing any notice under this Section 11 shall be deemed to be the date of delivery thereof.

         13. Waivers. If either party should waive any breach of any provision of this Agreement, such party shall not thereby be deemed to have waived any preceding or succeeding breach of the same or any other provision of this Agreement.


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         14. The Company's Right to Injunctive Relief. In the event of a breach or threatened breach of any of Employee's duties and obligations under the terms and provisions of Sections 7 or 8 hereof, the Company shall be entitled, in addition to any other legal or equitable remedies it may have (including any right to damages that it may suffer), to temporary, preliminary, and permanent injunctive relief restraining such breach or threatened breach. Employee hereby expressly acknowledges that the harm which might result to the Company's business as a result of any noncompliance by Employee with any of the provisions of Sections 7 or 8 hereof would be largely irreparable.

         15. Definition of Affiliate. "Affiliate" shall for purposes of this Agreement mean any person or entity (the "Specified Person") (a) who directly or indirectly controls, is controlled by, or is under common control with the Company, (b) who owns or controls fifty percent (50%) or more of the Company's outstanding voting securities or percentage interests; (c) in whom the Company owns or controls fifty percent (50%) or more of the outstanding voting securities or percentage interests; (d) who is a director, partner, manager, employee, officer or trustee of the Company; (e) in whom the Company is a partner; or (f) who has any relationship with the Specified Person by blood, marriage or adoption, not more remote than lineal ancestor or lineal descendant.

         16. Complete Agreement; Amendments. The foregoing, including each of the Appendices attached hereto, is the entire agreement of the parties with respect to the subject matter hereof, superseding any previous oral or written communications, representations, understandings, or agreements with the Company or any officer or representative thereof. Any amendment to this Agreement or waiver by the Company of any right hereunder shall be effective only if evidenced by a written instrument executed by the parties hereto, upon authorization of the Company's Board of Directors.

         17. Headings. The headings of the Sections hereof are inserted for convenience only and shall not be deemed to constitute a part hereof nor to affect the meaning of this Agreement.

         18. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes as of the date first written above. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.


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         19. Governing Law. This Agreement shall be governed by and construed under the laws of the State of Illinois without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

         20. No Joint Venture. Nothing in this Agreement shall be construed as creating a joint venture or partnership between Employee and the Company or any of its Affiliates.

         21. Arbitration. In the event of any dispute, claim or controversy concerning, arising out of or relating to this Agreement, its effect, the breach thereof, or the transactions contemplated by it, including, without limitation, issues of arbitrability, the dispute shall be settled by arbitration conducted on a confidential basis, under the U.S. Arbitration Act, if applicable, and the then current Commercial Arbitration Rules of the American Arbitration Association (the "Association") strictly in accordance with the terms of this Agreement and the substantive law of the State of Illinois. The arbitration shall be conducted at the Association's regional office located in the Chicago, Illinois area by three arbitrators, at least one of whom shall be knowledgeable regarding businesses engaged in providing services via the Internet, one of whom shall be an attorney and one of whom shall be a member of a "Big-Five" accounting firm familiar with businesses engaged in providing services via the Internet. Judgment upon the arbitrators' award may be entered and enforced in any court of competent jurisdiction. Neither party shall institute a proceeding hereunder unless at least 60 days prior thereto such party shall have given written notice to the other party of its intent to do so. In any award, the arbitrators shall assess the arbitration costs and expenses, including attorneys fees of the parties, in a manner deemed equitable by the arbitrators, taking into account the arbitration decision.

         22. Separate Transaction. The employment relationship contemplated herein between Employee and Company is a separate, distinct, and independent transaction from the transaction contemplated in the Stock Exchange Agreement. The entry into this Agreement shall be in full satisfaction of the condition of Employee's employment with the Company pursuant to the Stock Exchange Agreement. No breach by either party of this Agreement shall constitute a breach of the Stock Exchange Agreement.

         22. WAIVER OF JURY TRIAL. WITH RESPECT TO ANY DISPUTE ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT, WHICH HAS NOT BEEN RESOLVED BY NEGOTIATION AS PROVIDED HEREIN AND AS TO WHICH LEGAL ACTION NEVERTHELESS OCCURS, EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHTS IT MAY HAVE TO DEMAND A JURY TRIAL. THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY EACH PARTY HERETO AND EACH PARTY ACKNOWLEDGES THAT NONE OF THE OTHER PARTIES NOR ANY PERSON ACTING ON BEHALF OF THE OTHER PARTIES HAS MADE ANY REPRESENTATION OF FACT TO INDUCE THIS WAIVER OF TRIAL BY


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JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. THE PARTIES EACH FURTHER
ACKNOWLEDGE THAT IT HAS BEEN REPRESENTED OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. THE PARTIES EACH FURTHER ACKNOWLEDGE THAT IT HAS READ AND UNDERSTOOD THE MEANING AND RAMIFICATIONS OF THIS WAIVER PROVISION.

         23. No Punitive Damages. The parties to this Agreement agree to waive any right to seek punitive damages.

                            [SIGNATURE PAGE FOLLOWS]


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PLEASE NOTE: BY SIGNING THIS EMPLOYMENT AGREEMENT, EMPLOYEE IS HEREBY CERTIFYING
THAT EMPLOYEE (A) HAS RECEIVED A COPY OF THIS AGREEMENT FOR REVIEW AND STUDY BEFORE EXECUTING IT; (B) HAS READ THIS AGREEMENT CAREFULLY BEFORE SIGNING IT;
(C) HAS CONSULTED AN ATTORNEY PRIOR TO SIGNING OR HAS VOLUNTARILY ELECTED NOT TO DO SO; (D) HAS HAD SUFFICIENT TIME TO CONSIDER WHETHER TO SIGN THIS AGREEMENT;
(E) HAS HAD SUFFICIENT OPPORTUNITY BEFORE SIGNING THE AGREEMENT TO ASK ANY QUESTIONS EMPLOYEE HAS ABOUT THE AGREEMENT AND HAS RECEIVED SATISFACTORY ANSWERS TO ALL SUCH QUESTIONS; AND (F) UNDERSTANDS EMPLOYEE'S RIGHTS AND OBLIGATIONS UNDER THE AGREEMENT.

         IN WITNESS WHEREOF, the undersigned parties have executed this Agreement on the date first set out above.


                                    COMPANY:

                                    ESPERNET.COM, INC.



                                    By:   /s/ Chinh Chu
                                          -------------------------------------
                                          Name:  Chinh Chu
                                          Title:  Chairman


                                    EMPLOYEE:



                                    /s/ Steven F. DeMar
                                    -------------------------------------------
                                    Steven F. DeMar


                    [SIGNATURE PAGE TO EMPLOYMENT AGREEMENT]


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                                   APPENDIX I


1. Performance Bonus Plan: Annual Cash Target Bonus of 100% of your Salary based upon performance targets established by the Board of Directors and payable at the end of the Company's fiscal year established by the Board of Directors. If the Performance Bonus becomes payable for any period less than a full fiscal year, then such Performance Bonus shall be prorated for the such period so long as the performance targets have been satisfied.

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                                   APPENDIX II



         Stock Option Plan:  1999 Stock Option/Stock Issuance Plan

         Optionee:  Steven F. DeMar

         Grant Date:  Closing of IPO

         Vesting Commencement Date:  Closing of IPO

         Exercise Price:  IPO Price

         Number of Option Shares:  150,000 shares of Common Stock

         Expiration Date:  10 years from Vesting Commencement Date

         Type of  Option:  Non-Statutory Option

         Vesting Schedule: Ratably (1/3 each) over 3 years; fulling vesting upon any Corporate Transaction; full vesting upon an event described in
         Section 4.4 of the Employment Agreement.

         Exercise Period After Termination of Service: In no event shall Employee have less than three (3) months to exercise his options after a Termination of Service.

                                  APPENDIX III


         Cellular Dynamics, Inc.
         Aces Group, Ltd.
         Techdogs, Inc.
         Case Venture Management, Inc.
         InfoRamp, Inc.